UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: April 26, 2014 (Date of earliest event reported)

CINCINNATI FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	0-4604	31-0746871
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6200 S. Gilmore Road, Fairfield, Ohio		45014-5141
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (513) 870-2000

N/A (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Item 7.01 Regulation FD Disclosure
On April 28, 2014, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings.” The news release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference. On April 28, 2014, Cincinnati Financial Corporation issued the attached news release “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend.” The news release is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.
Final voting results on matters properly brought before the annual meeting of shareholders held on April 26, 2014, are set forth below:
Total Outstanding Shares as of Record Date: 163,522,622        Shares Voted at Meeting:    144,705,523

Proposal 1—Election of Directors

	For	Withhold	Abstain	Broker Non-Votes
William F. Bahl	115,953,993	10,443,802	395,761	17,911,967
Gregory T. Bier	124,445,691	1,940,159	407,706	17,911,967
Linda W. Clement-Holmes	125,975,813	423,376	394,367	17,911,967
Dirk J. Debbink	126,078,639	313,384	401,533	17,911,967
Steven J. Johnston	117,795,556	8,607,983	390,017	17,911,967
Kenneth C. Lichtendahl	115,911,886	10,467,846	413,824	17,911,967
W. Rodney McMullen	123,512,164	2,889,465	391,927	17,911,967
David P. Osborn	126,031,364	339,881	422,311	17,911,967
Gretchen W. Price	123,825,177	2,574,367	394,012	17,911,967
John J. Schiff, Jr.	117,111,515	9,297,372	384,669	17,911,967
Thomas R. Schiff	115,661,545	10,750,709	381,302	17,911,967
Douglas S. Skidmore	125,884,150	513,226	396,180	17,911,967
Kenneth W. Stecher	117,547,781	8,849,680	396,095	17,911,967
John F. Steele, Jr.	125,884,863	493,897	414,796	17,911,967
Larry R. Webb	115,579,057	10,803,203	411,296	17,911,967

Proposal 2—Ratify Selection of Deloitte & Touche LLP as Independent Registered Public Accounting Firm for 2014

For	Against	Abstain	Broker Non-Votes
143,393,463	818,880	493,180	-0-

Proposal 3 —Approve Compensation for Named Executive Officers

For	Against	Abstain	Broker Non-Votes
122,764,030	3,143,069	886,457	17,911,967

Proposal 4 —Reapprove the Performance Objectives of the Cincinnati Financial Corporation 2009 Incentive Compensation Plan

For	Against	Abstain	Broker Non-Votes
122,615,483	3,403,666	774,407	17,911,967

Proposal 5 —Shareholder Proposal to Require Majority Voting

For	Against	Abstain	Broker Non-Votes
58,185,733	66,583,272	2,024,551	17,911,967

This report should not be deemed an admission as to the materiality of any information contained in the news release.
The information furnished in Item 7.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits
(c) Exhibits
Exhibit 99.1– News release dated April 28, 2014, titled “Cincinnati Financial Corporation Holds Shareholders' and Directors' Meetings”
Exhibit 99.2– News release dated April 28, 2014, titled “Cincinnati Financial Corporation Declares Regular Quarterly Cash Dividend”
Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CINCINNATI FINANCIAL CORPORATION

Date: May 1, 2014	/s/Lisa A. Love
Lisa A. Love
Senior Vice President, General Counsel and Corporate Secretary